Exhibit 99.4

HORIZON LINES, INC.

U.S. CITIZENSHIP QUESTIONNAIRE

The undersigned is furnishing the following information to Horizon Lines, Inc. (the “Company”) so that the Company can determine whether the undersigned is a citizen of the United States for purposes of the U.S. coastwise trade within the meaning of 46 U.S.C. § 50501(a), (b) and (d) and 46 U.S.C. § 55102 and the regulations promulgated thereunder by the U.S. Coast Guard and the U.S. Maritime Administration (a “U.S. Citizen”).

All information contained in this Questionnaire will be treated confidentially by the Company. However, the undersigned understands that the Company will use and rely upon the information provided in response to this Questionnaire to determine whether the undersigned and the Company satisfy the requirements to be U.S. Citizens. As discussed in the exchange offer documents, each participating holder in the exchange offer seeking a determination that such holder is a U.S. Citizen for purposes of the exchange offer must confirm their U.S. Citizenship by completing this Questionnaire and certifying that such holder is a U.S. Citizen prior to the Company accepting such holder’s tender and consent of its 2012 convertible senior notes in the exchange offer. Any holder of the 2012 convertible senior notes that fails to complete this Questionnaire and certify that such holder is a U.S. Citizen to the satisfaction of the Company or if such holder is not a U.S. Citizen, such holder will receive warrants or redemption notes, as the case may be, in lieu of shares of common stock in the exchange offer if and to the extent such shares would constitute “Excess Shares” (as defined in the Company’s Amended and Restated Certificate of Incorporation) if they were issued. In addition, this Questionnaire will be used for the Company’s certifications to the U.S. Coast Guard and the U.S. Maritime Administration that the Company, and if applicable, the undersigned are U.S. Citizens. Accordingly, the undersigned agrees that the Company may use the Questionnaire in connection with its determinations relating to the exchange offer and may file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen based upon the information that the undersigned provides herein. In addition, the undersigned agrees that Horizon Lines, Inc. may present this Questionnaire (and information provided in response to it) to the U.S. Coast Guard, the U.S. Maritime Administration and other government entities if it is required to establish that it is a U.S. Citizen.

For purposes of completing this Questionnaire, an individual is considered to be a U.S. Citizen if he or she was born in the United States, born abroad to parents who are citizens of the United States, was naturalized as a citizens of the United States, was naturalized as a citizen of the United States during minority through the naturalization of a parent, or became a citizen of the United States as otherwise authorized by law. The requirements for legal entities to be a U.S. Citizen vary depending upon the particular entity’s structure, and these requirements must be satisfied at each tier of ownership in the entity. The Company encourages persons completing this Questionnaire to consult with their legal counsel as to whether they satisfy the requirements to be a U.S. Citizen.

Under the Company’s Amended and Restated Certificate of Incorporation, the Company has the right to require that each beneficial owner, transferee or recipient of any shares of its capital stock promptly provide it with such documents and other information as it may request as reasonable proof of the citizenship of such person. In addition, the Company has the power under its Amended and Restated Certificate of Incorporation to determine conclusively, in the exercise of its reasonable judgment, whether such person has sufficiently proven that it is a U.S. Citizen based on the information and documentation provided to the Company. Please see Article V of the Company’s Amended and Restated Certificate of Incorporation for these and related citizenship provisions.

Questions concerning this Questionnaire may be directed to the Company at the below address. In the event that a person submits a Questionnaire that it subsequently believes contained errors or omissions or that contains information that has subsequently become inaccurate, such person should submit a corrected Questionnaire as soon as possible to the Company at the below address along with an explanation of the corrections. In the event that a person is determined by the Company not to satisfy the requirements to be a U.S. Citizen based on the information it has provided to the Company, and such person believes that the Company has incorrectly determined that it is not a U.S. Citizen, such person may submit a corrected Questionnaire or such additional information that the person believes provides proof that it satisfies the requirements to be a U.S. Citizen along with an explanation of the corrections or additional information and a request that the Company reconsider its determination. The Company shall promptly consider all such requests but reserves the right to maintain its initial determination as to such person’s citizenship.

Please submit all completed and corrected Questionnaires and any additional information, correspondence and requests for reconsideration of citizenship determinations to the attention of Michael F. Zendan II, Senior Vice President, General Counsel and Secretary of Horizon Lines, Inc., who may be contacted by telephone at 704-973-7029, by fax at 704-973-7010, or by e-mail at MZendan@HorizonLines.com.

HORIZON LINES, INC.

U.S. CITIZENSHIP QUESTIONNAIRE

General Information

Name of undersigned:

Address:

If	the undersigned is (please check box and complete the part indicated):

☐	an individual or I.R.A.,	please complete Part I

☐	a corporation,	please complete Part II

☐	a limited liability company,	please complete Part III

☐	a general or limited partnership,	please complete Part IV

☐	a trust,	please complete Part V

☐	a pension or benefit plan,	please complete Part VI

☐	a foundation,	please complete Part VII

☐	a non-U.S. citizen individual or an entity formed under the laws of a non-U.S. jurisdiction,	please complete Part VIII

☐	none of the above,	please contact Horizon Lines, Inc

PLEASE PROVIDE THE FOLLOWING INFORMATION IN CONNECTION WITH THE EXCHANGE OFFER:

Name of Tendering Institution:

DTC Account Number:

Aggregate Principal Amount of 4.25% Convertible Senior Notes due 2012 Tendered:

Voluntary Offering Instruction (VOI) Number:

Please refer to the cover page of this Questionnaire for general instructions concerning its completion and submission to Horizon Lines, Inc. and for general procedures for correcting submitted Questionnaires and requesting reconsideration of citizenship determinations made by Horizon Lines, Inc.

PART I – INDIVIDUAL/I.R.A.

PART I – INDIVIDUAL/I.R.A.

A.	Preliminary Information

Name of Individual:

Name of I.R.A. (if applicable):

Citizenship:

B.	Representation Regarding Citizenship

The undersigned individual hereby represents and warrants to Horizon Lines, Inc. that he or she is a citizen of the United States and that he or she will own and hold any stock in Horizon Lines, Inc. for his or her own account free from any trust or fiduciary obligation in favor of any person not a U.S. Citizen.

C.	Signature

The undersigned individual represents and warrants that the information contained herein is true to the best of his or her knowledge, information, and belief. The undersigned individual further represents and warrants that this information is complete and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is U.S. Citizen. The undersigned individual agrees to advise Horizon Lines, Inc. of changes in any of the information provided in this Questionnaire.

IN WITNESS WHEREOF, the undersigned individual has executed this Questionnaire this         day of                     , 20        .

Printed Name of Individual

Signature

PART II – CORPORATION

PART II—CORPORATION

A.	Preliminary Information

Name	of Corporation: (the “Corporation”)

State	where Incorporated:

B.	Officers, Directors, and Other Controlling Persons

1. The names, titles, and citizenship of the President (or other Chief Executive Officer (“CEO”)), Vice Presidents or other persons who are authorized to act in the absence or disability of the President or CEO, the Chairman of the Board of Directors, Directors, and other persons with control over the Corporation are as follows:

Name	Title	Citizenship

PART II – CORPORATION

Name	Title	Citizenship

Note: If any of the officers, directors, or other persons with control over the Corporation are not individuals, additional information may be required. A separate Questionnaire will be sent to the Corporation based on the information provided.

2. The number of directors necessary to constitute a quorum for a meeting of the Board of Directors of the Corporation is                     .

C.	Information as to Ownership

Please provide the following information regarding each class or series of stock in the Corporation:

Class or Series of Stock	Number of Shares Issued and Outstanding	Number of Stockholders	Number of Stockholders Who Own 5% or More of Stock	Description of Voting Rights

* Note: Additional information will be required with respect to 5% stockholders. If the Corporation has any 5% stockholders, a separate Questionnaire will be sent to the Corporation for completion by such 5% stockholders.

PART II – CORPORATION

D.	Citizenship of Stockholders

1. If the Corporation has less than 30 stockholders, please complete the following table for each type of interest (for corporations with more than 30 stockholders, please skip this item and proceed to item D.2, below):

Class or Series of Stock	Name of Stockholder*	Number of Shares	Percent of Class or Series	Citizenship

PART II – CORPORATION

Class or Series of Stock	Name of Stockholder*	Number of Shares	Percent of Class or Series	Citizenship

*Note: If the Corporation has less than 30 stockholders and any of such stockholders are not individuals, additional information may be required. A separate Questionnaire will be sent to the Corporation based on the information provided.

2. If the Corporation has 30 or more stockholders, please complete the following table with the number and percentage of stockholders with registered addresses in the United States:

Class or Series of Stock	Number of Stockholders with Registered Addresses in the United States	Number of Shares Held by Stockholders with Registered Addresses in the United States	Percentage of Shares Held by Stockholders with Registered Addresses in the United States

E.	Representation Regarding Control

The Corporation hereby represents and warrants to Horizon Lines, Inc., to the best of its knowledge, information, and belief, that:

1.	Through no contract or understanding is it so arranged that more than 25% of the voting power of the Corporation may be exercised, directly or indirectly, on behalf of any person who is not a U.S. Citizen;

PART II – CORPORATION

2.	By no means whatsoever is any interest in excess of 25% in the Corporation conferred upon or permitted to be exercised by any person who is not a U.S. Citizen;

3.	Title to at least 75% of the interest in the Corporation is owned by, and vested in, U.S. Citizens, and at least 75% of the voting power of the Corporation is vested in U.S. Citizens; and

4.	Title to stock owned by and vested in stockholders determined by the Corporation to be U.S. Citizens is free from any trust or fiduciary obligation in favor of any person not a U.S. Citizen.

F.	Signature

The Corporation represents and warrants that the information contained herein is true to the best of the Corporation’s knowledge, information, and belief. The Corporation further represents and warrants that this information is complete and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen. The Corporation agrees to advise Horizon Lines, Inc. of changes in any of the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Corporation has executed this Questionnaire this             day of                         , 20        .

Name of Corporation

By:
Name:
Title:

PART III – LIMITED LIABILITY COMPANY

PART III – LIMITED LIABILITY COMPANY

A.	Preliminary Information

Nameof Limited Liability Company:	(the “LLC”)
State where Formed:

B.	Board Members, Managers, Officers, and Other Controlling Persons

1.	Please indicate how the LLC is managed: (Check One)

☐	a.	Managed by Member(s)

☐	b.	Managed by Manager(s)

☐	c.	Managed by Board of Managers

☐	d.	Managed by Board of Directors

☐	e.	Managed by Management Committee

☐	f.	Other__________________________

2.	The names, titles, and citizenship of (1) any managing members, (2) any managers, (3) any members of a Board of Managers, Board of Directors, Management Committee, or other governing body, (4) the President (or other Chief Executive Officer (“CEO”)), if any, (5) the Chairman of the Board, if any, (6) any Vice Presidents or other persons who are authorized to act in the absence or disability of the President, CEO, Chairman of the Board, or other control persons, and (7) any other persons with control over the LLC, are as follows:

Name	Title	Citizenship

PART III – LIMITED LIABILITY COMPANY

Name	Title	Citizenship

Note: If any of the Board Members, managers, officers, and other controlling persons over the LLC are not individuals, additional information may be required. A separate Questionnaire will be sent to the LLC based on the information provided.

3. The number of managers, members of Board of Managers, Board of Directors or Management Committee, or equivalent persons necessary to constitute a quorum for a meeting of the supervisory or governing body of the LLC is             .

C.	Information as to Ownership

Please provide the following information regarding each class of membership interest:

Class of Membership Interest	Membership Units Outstanding	Number of Members	Number of Members Who Own 5% or More of the Membership Units	Description of Voting Rights

PART III – LIMITED LIABILITY COMPANY

Class of Membership Interest	Membership Units Outstanding	Number of Members	Number of Members Who Own 5% or More of the Membership Units	Description of Voting Rights

* Note: Additional information will be required with respect to 5% members. If the LLC has any 5% members, a separate Questionnaire will be sent to the LLC for completion by such 5% members.

D.	Citizenship of Members

1. If the LLC has less than 30 members, please complete the following table for each type of interest (for LLCs with more than 30 members, please skip this item and proceed to item D.2., below):

Class of Membership Interest	Name of Member*	Number of Units	Percent of Class	Citizenship

PART III – LIMITED LIABILITY COMPANY

Class of Membership Interest	Name of Member*	Number of Units	Percent of Class	Citizenship

*Note: If the LLC has less than 30 members and any of such members are not individuals, additional information may be required. A separate Questionnaire will be sent to the LLC based on the information provided.

2. If the LLC has 30 or more members, please complete the following table with the number and percentage of members with registered addresses in the United States:

Class of Membership Interest	Number of Members with Registered Addresses in the United States	Number of Units Held by Members With Registered Addresses in the United States	Percentage of Units Held by Members with Registered Addresses in the United States

PART III – LIMITED LIABILITY COMPANY

E. Representation Regarding Control

The LLC hereby represents and warrants to Horizon Lines, Inc., to the best of its knowledge, information, and belief, that:

1.	Through no contract or understanding is it so arranged that more than 25% of the voting power of the LLC may be exercised, directly or indirectly, on behalf of any person who is not a U.S. Citizen;

2.	By no means whatsoever is any interest in excess of 25% in the LLC conferred upon or permitted to be exercised by any person who is not a U.S. Citizen;

3.	Title to at least 75% of the interest in the LLC is owned by, and vested in, U.S. Citizens, and at least 75% of the voting power of the LLC is vested in U.S. Citizens; and

4.	Title to membership units owned by and vested in members determined by the LLC to be U.S. Citizens is free from any trust or fiduciary obligation in favor of any person not a U.S. Citizen.

F. Signature

The LLC represents and warrants that the information contained herein is true to the best of its knowledge, information, and belief. The LLC further represents and warrants that this information is complete and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen. The LLC agrees to advise Horizon Lines, Inc. of changes in any of the information provided in this Questionnaire.

IN WITNESS WHEREOF, the LLC has executed this Questionnaire this         day of                 , 20        .

Name of LLC

By:
Name:
Title:

PART IV – PARTNERSHIP

PART IV—PARTNERSHIP

A.	Preliminary Information

Name of Partnership:		(the “Partnership”)

Type of Partnership:(Check One)	☐ General / ☐ Limited

State of Formation:

Business Address:

B.	General Partners and Other Controlling Persons

1. The names, titles, and citizenship of the General Partners and other persons with control over the Partnership are as follows:

Name	Title	Percentage of Partnership Interest Owned	Citizenship

PART IV – PARTNERSHIP

*Note: If any of the general partners in the Partnership are not individuals, additional information concerning their citizenship will be required. A separate Questionnaire will be sent to the Partnership based on the information provided.

2. If applicable, the number of general partners or persons with control necessary to constitute a quorum for a meeting of the supervisory or governing body of the Partnership is                 .

C.	Information as to Ownership

Please provide the following information regarding each type of partnership interest:

Type of Partnership Interest	Partnership Units Outstanding	Number of Partners	Number of Partners Who Own 5% or More of the Partnership Interest	Description of Voting Rights

* Note: Additional information will be required with respect to the citizenship of partners who own 5% or more of the partnership interest. A separate Questionnaire will be sent to the Partnership for completion by such partners.

D.	Citizenship of Limited Partners

1. If the Partnership has less than 30 limited partners, please complete the following table for each type of interest (for partnerships with more than 30 limited partners, please skip this item and proceed to item D.2., below):

PART IV – PARTNERSHIP

Type of Partnership Interest	Name of Limited Partner*	Number of Partnership Units or Interests	Percent of Total Partnership Units or Interests	Citizenship

PART IV – PARTNERSHIP

Type of Partnership Interest	Name of Limited Partner*	Number of Partnership Units or Interests	Percent of Total Partnership Units or Interests	Citizenship

*Note: If the Partnership has less than 30 limited partners and any of them are not individuals, additional information may be required. A separate Questionnaire will be sent to the Partnership based on the information provided.

2. If the Partnership has 30 or more limited partners, please complete the following table with the number and percentage of limited partners with registered addresses in the United States:

Type of Partnership Interest	Number of Limited Partners with Registered Addresses in the United States	Number of Partnership Units or Interests Held by Limited Partners with Registered Addresses in the United States	Percentage of Partnership Interest Owned by Limited Partners with Registered Addresses in the United States

E.	Representation Regarding Control

The Partnership hereby represents and warrants to Horizon Lines, Inc., to the best of its knowledge, information, and belief, that:

1.	Through no contract or understanding is it so arranged that more than 25% of the partnership interest in the Partnership may be owned or controlled by, directly or indirectly, on behalf of any person who is not a U.S. Citizen;

2.	By no means whatsoever is any interest in excess of 25% in the Partnership conferred upon or permitted to be exercised by any person who is not a U.S. Citizen;

PART IV – PARTNERSHIP

3.	Title to at least 75% of the interest in the Partnership is owned by, and vested in, U.S. Citizens, and at least 75% of the voting power of the Partnership is vested in U.S. Citizens; and

4.	Title to partnership interests owned by and vested in partners determined by the Partnership to be U.S. Citizens is free from any trust or fiduciary obligation in favor of any person not a U.S. Citizen.

F.	Signature

The Partnership represents and warrants that the information contained herein is true to the best of its knowledge, information, and belief. The Partnership further represents and warrants that this information is complete and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen. The Partnership agrees to advise Horizon Lines, Inc. of changes in any of the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Partnership has executed this Questionnaire this         day of                 , 20        .

Name of Partnership

By:
Name:
Title:

PART V – TRUST

PART V—TRUST

A.	Preliminary Information

Nameof Trust:	(the “Trust”)
Statein which Organized

B.	Trustees, Fiduciaries, Directors, Officers, and Other Controlling Persons

1. The names, titles, and citizenship of all trustees, fiduciaries, directors, officers, or other persons with control over the Trust are as follows:

Name	Title	Citizenship

*Note: If any of the trustees, fiduciaries, directors, officers or other persons controlling the Trust are not individuals, additional information may be required. A separate Questionnaire will be sent to the Trust based on the information provided.

2. If applicable, the number of trustees, fiduciaries, directors, officers, or other persons necessary to constitute quorum for a meeting of any supervisory or governing body of the Trust is                    .

C.	Information as to the Beneficiaries of the Trust

The names, percentage of interest held in the Trust, and citizenship of the beneficiaries of the Trust are as follows:

PART V – TRUST

Name	Percentage of Beneficial Interest Held in the Trust	Citizenship

* Note: Additional information will be required with respect to 5% beneficiaries. If the Trust has any 5% beneficiaries, a separate Questionnaire will be sent to the Trust for completion by such 5% beneficiaries.

PART V – TRUST

D.	Representation Regarding Control

The Trust hereby represents and warrants to Horizon Lines, Inc., to the best of its knowledge, information, and belief, that:

1.	Through no contract or understanding is it so arranged that more than 25% of the interest held by the beneficiaries in the Trust may be held, directly or indirectly, on behalf of any person who is not a U.S. Citizen;

2.	By no means whatsoever is any interest in excess of 25% in the Trust conferred upon or permitted to be exercised by any person who is not a U.S. Citizen;

3.	Title to at least 75% of the interest in the Trust is owned by, and vested in, U.S. Citizens, and at least 75% of the voting power of the Trust is vested in U.S. Citizens and

4.	Title to the beneficial interests in the Trust determined by the Trust to be owned by and vested in U.S. Citizens is free from any trust or fiduciary obligation in favor of any person not a U.S. Citizen.

E.	Signature

The Trust represents and warrants that the information contained herein is true to the best of its knowledge, information, and belief. The Trust further represents and warrants that this information is complete and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen. The Trust agrees to advise Horizon Lines, Inc. of changes in any of the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Trust has executed this Questionnaire this         day of                 , 20        .

Name of Trust

By:
Name:
Title:

PART VI – PENSION OR BENEFIT PLAN

PART VI – PENSION OR BENEFIT PLAN

A.	Preliminary Information

Name of Pension or Benefit Plan:	(the “Plan”)

Type of Organization:

State Where Organized:

B.	Trustees, Fiduciaries, Directors, Officers, and Other Controlling Persons

1. The names, titles, and citizenship of all trustees, fiduciaries, directors, officers, or other persons with control over the Plan are as follows:

Name	Title	Citizenship

Note: If any of the trustees, fiduciaries, directors, officers, or other persons with control over the Plan are not individuals, additional information may be required. A separate Questionnaire will be sent to the Plan based on the information provided.

2. If applicable, the number of trustees, fiduciaries, directors, officers, or other persons necessary to constitute quorum for a meeting of any supervisory or governing body of the Plan is                .

PART VI – PENSION OR BENEFIT PLAN

C.	Information as to Plan Participants

1.	Please indicate who is eligible to participate in the Plan:

2.	Please provide the following information regarding each type of interest in the Plan:

Type of Interest in the Plan	Number of Units Outstanding in the Plan	Number of Participants in the Plan	Number of Participants Who Own 5% or More of the Units in the Plan	Description of Voting Rights

* Note: Additional information will be required with respect to 5% participants. If the Plan has any 5% participants, a separate Questionnaire will be sent to the Plan for completion by such 5% participants.

D.	Citizenship of Participants

1. If the Plan has less than 30 participants, please complete the following table for each type of interest in the Plan (for Plans with more than 30 participants, please skip this item and proceed to item D.2., below):

Type of Interest	Name of Participant*	Number of Units in the Plan	Percent of Total Units in the Plan	Citizenship

PART VI – PENSION OR BENEFIT PLAN

Type of Interest	Name of Participant*	Number of Units in the Plan	Percent of Total Units in the Plan	Citizenship

PART VI – PENSION OR BENEFIT PLAN

Type of Interest	Name of Participant*	Number of Units in the Plan	Percent of Total Units in the Plan	Citizenship

*Note: If any participants are not individuals, additional information may be required. A separate Questionnaire will be sent to the Plan based on the information provided.

2. If the Plan has 30 or more participants, please complete the following table with the number and percentage of participants with registered addresses in the United States for each type of interest in the Plan:

Type of Interest in the Plan	Number of Participants with Registered Addresses in the United States	Number of Units held by Participants with Registered Addresses in the United States	Percentage of Units held by Participants with Registered Addresses in the United States

Are all of these participants individuals? (Check One)        ☐   YES        ☐   NO

If any participants are not individuals, additional information may be required. A separate Questionnaire will be sent to Plan based on the information provided.

E.	Representation Regarding Control

The Plan hereby represents and warrants to Horizon Lines, Inc., to the best of its knowledge, information, and belief, that:

1.	Through no contract or understanding is it so arranged that more than 25% of the voting power of the Plan may be exercised, directly or indirectly, on behalf of any person who is not a U.S. Citizen;

PART VI – PENSION OR BENEFIT PLAN

2.	By no means whatsoever is any interest in excess of 25% in the Plan conferred upon or permitted to be exercised by any person who is not a U.S. Citizen;

3.	Title to at least 75% of the interest in the Plan is owned by, and vested in, U.S. Citizens, and at least 75% of the voting power of the Plan is vested in U.S. Citizens; and

4.	Title to interests in the Plan owned by and vested in participants determined by the Plan to be U.S. Citizens is free from any trust or fiduciary obligation in favor of any person not a U.S. Citizen.

F.	Signature

The Plan represents and warrants that the information contained herein is true to the best of the Plan’s knowledge, information, and belief. The Plan further represents and warrants that this information is complete and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen. The Plan agrees to advise Horizon Lines, Inc. of changes in any of the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Plan has executed this Questionnaire this             day of                 , 20        .

Name of Plan

By:
Name:
Title:

PART VII – FOUNDATION

PART VII—FOUNDATION

A.	Preliminary Information

Name of Foundation:	(the “Foundation”)

State in which Organized:

Organizers of Foundation:

Brief	Description of the Purpose of the Foundation:

B.	Trustees, Fiduciaries, Directors, Officers, and Other Controlling Persons

1. The names, titles, and citizenship of all trustees, fiduciaries, directors, officers, or other persons with control over the Foundation are as follows:

Name	Title	Citizenship

Note: If any of the above-listed persons are not individuals, additional information will be required. A separate Questionnaire will be sent to the Foundation based on the information provided.

2. If applicable, the number of trustees, fiduciaries, directors, officers, or other persons with control necessary to constitute a quorum for a meeting of any supervisory or governing body of the Foundation is                         .

PART VII – FOUNDATION

C.	Information Concerning Beneficiaries/Holders of Interests

1.	Briefly describe the beneficiaries of the Foundation.

2.	Does the Foundation have stock or other ownership units or interests?
(Check One) ☐ YES ☐ NO

If the answer to this question is yes, please complete the following table:

Type of Interest	Name of Holder*	Number of Units or Interests	Percent of Total Units or Interests	Citizenship

*Note: If any holders of units or interests in the Foundation are not individuals, additional information may be required. A separate Questionnaire will be sent to the Foundation based on the information provided.

D.	Representation Regarding Control

The Foundation hereby represents and warrants to Horizon Lines, Inc., to the best of its knowledge, information, and belief, that:

1.	Through no contract or understanding is it so arranged that more than 25% of the voting power of the Foundation may be exercised, directly or indirectly, on behalf of any person who is not a U.S. Citizen;

PART VII – FOUNDATION

2.	By no means whatsoever is any interest in excess of 25% in the Foundation conferred upon or permitted to be exercised by any person who is not a U.S. Citizen;

3.	Title to at least 75% of the interest in the Foundation is owned by, and vested in, U.S. Citizens, and at least 75% of the voting power of the Foundation is vested in U.S. Citizens; and

4.	Title to interests in the Foundation, if any, owned by and vested in persons determined by the Foundation to be U.S. Citizens is free from any trust or fiduciary obligation in favor of any person not a U.S. Citizen.

E.	Signature

The Foundation represents and warrants that the information contained herein is true to the best of its knowledge, information, and belief. The Foundation further represents and warrants that this information is complete and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen. The Foundation agrees to advise Horizon Lines, Inc. of changes in any of the information provided in this Questionnaire.

IN WITNESS WHEREOF, the Foundation has executed this Questionnaire this                          day of             , 20        .

Name of Foundation

By:
Name:
Title:

PART VIII – NON-U.S. CITIZEN

PART VIII – NON-U.S. CITIZEN

A.	Citizenship Information

Name of undersigned:	(the “Non-U.S. Citizen”)

If the undersigned is an individual, country of which the undersigned is a citizen:

If the undersigned is an entity, country under whose laws the undersigned is formed:

B.	Signature

The Non-U.S. Citizen represents and warrants that the information contained herein is true to the best of its knowledge, information, and belief and understands that this information will be relied upon by Horizon Lines, Inc. to prepare and file a certificate with the U.S. Coast Guard and an affidavit with the U.S. Maritime Administration certifying that it is a U.S. Citizen.

IN WITNESS WHEREOF, the Non-U.S. Citizen has executed this Questionnaire this                     day of         , 20            .

Name of Non-U.S. Citizen

Signature:
Name (if entity):
Title (if entity):